CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Guggenheim S&P BSE MidCap Select India ETF
Guggenheim S&P BSE SENSEX India ETF
(the “Funds”)

Supplement to the Funds’ Prospectus dated August 3, 2017

The above-listed Funds are not yet in operation and thus are not currently offered by the Claymore Exchange-Traded Fund Trust 2.

Claymore Exchange-Traded Fund Trust 2
227 West Monroe Street
Chicago, Illinois 60606
Please Retain This Supplement For Future Reference.

August 3, 2017	ETF-BSE-SUP